Exhibit 99.2

Callon Petroleum Company Third Quarter 2023
Supplemental Tables

Table of Contents:	Page:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Cash Flows	4
Operating Results	5
Commodity Derivatives	7
Non-GAAP Measures	7

Callon Petroleum Company
Consolidated Balance Sheets
(In thousands, except par and share amounts)

	September 30, 2023	December 31, 2022*
ASSETS
Current assets:
Cash and cash equivalents	$3,456	$3,395
Accounts receivable, net	262,394	237,128
Fair value of derivatives	1,196	21,332
Other current assets	29,665	35,783
Total current assets	296,711	297,638
Oil and natural gas properties, successful efforts accounting method:
Proved properties, net	4,815,776	4,851,529
Unproved properties	1,287,019	1,225,768
Total oil and natural gas properties, net	6,102,795	6,077,297
Other property and equipment, net	26,398	26,152
Deferred income taxes	199,734	—
Deferred financing costs	14,235	18,822
Fair value of derivatives	21,742	454
Other assets, net	66,908	68,106
Total assets	$6,728,523	$6,488,469
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$585,529	$536,233
Fair value of derivatives	61,189	16,197
Other current liabilities	103,077	150,384
Total current liabilities	749,795	702,814
Long-term debt	1,948,619	2,241,295
Asset retirement obligations	41,290	53,892
Fair value of derivatives	44,807	13,415
Other long-term liabilities	82,954	51,272
Total liabilities	2,867,465	3,062,688
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 130,000,000 shares authorized; 67,770,721 and 61,621,518 shares outstanding, respectively	678	616
Capital in excess of par value	4,225,183	4,022,194
Accumulated deficit	(364,803)	(597,029)
Total stockholders’ equity	3,861,058	3,425,781
Total liabilities and stockholders’ equity	$6,728,523	$6,488,469

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended September 30, 2023.

Callon Petroleum Company
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022*	2023	2022*
Operating Revenues:
Oil	$438,665	$575,852	$1,269,996	$1,748,913
Natural gas	25,045	81,018	63,054	189,907
Natural gas liquids	46,489	67,548	130,488	210,696
Sales of purchased oil and gas	109,099	111,459	278,089	377,199
Total operating revenues	619,298	835,877	1,741,627	2,526,715

Operating Expenses:
Lease operating	73,525	76,121	225,415	216,389
Production and ad valorem taxes	30,592	43,290	88,019	125,841
Gathering, transportation and processing	27,255	27,575	80,570	71,617
Exploration	3,588	2,942	7,702	7,237
Cost of purchased oil and gas	111,118	111,439	285,947	378,107
Depreciation, depletion and amortization	138,598	129,895	391,911	359,494
Impairment of oil and gas properties	—	—	406,898	—
Gain on sale of oil and gas properties	(20,570)	—	(20,570)	—
General and administrative	29,339	24,253	86,905	71,485
Merger, integration and transaction	4,925	—	6,468	769
Total operating expenses	398,370	415,515	1,559,265	1,230,939
Income From Operations	220,928	420,362	182,362	1,295,776

Other (Income) Expenses:
Interest expense	43,149	46,929	136,694	141,020
(Gain) loss on derivative contracts	55,804	(134,850)	24,218	305,098
(Gain) loss on extinguishment of debt	(1,238)	—	(1,238)	42,417
Other (income) expense	3,220	2,861	(3,140)	3,130
Total other (income) expense	100,935	(85,060)	156,534	491,665

Income Before Income Taxes	119,993	505,422	25,828	804,111
Income tax benefit (expense)	(509)	(3,383)	206,398	(6,536)
Net Income	$119,484	$502,039	$232,226	$797,575

Net Income Per Common Share:
Basic	$1.76	$8.14	$3.64	$12.94
Diluted	$1.75	$8.11	$3.63	$12.88

Weighted Average Common Shares Outstanding:
Basic	67,931	61,703	63,827	61,624
Diluted	68,083	61,870	64,016	61,927

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended September 30, 2023.

Callon Petroleum Company
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022*	2023	2022*
Cash flows from operating activities:
Net income	$119,484	$502,039	$232,226	$797,575
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	138,598	129,895	391,911	359,494
Impairment of oil and gas properties	—	—	406,898	—
Amortization of non-cash debt related items, net	2,734	2,559	7,979	9,680
Deferred income tax (benefit) expense	(1,200)	1,110	(206,041)	1,110
(Gain) loss on derivative contracts	55,804	(134,850)	24,218	305,098
Cash received (paid) for commodity derivative settlements, net	1,028	(145,596)	13,274	(433,518)
(Gain) loss on extinguishment of debt	(1,238)	—	(1,238)	42,417
Gain on sale of oil and gas properties	(20,570)	—	(20,570)	—
Non-cash expense related to share-based awards	3,955	1,741	9,524	4,427
Other, net	3,971	3,504	4,563	8,704
Changes in current assets and liabilities:
Accounts receivable	(28,352)	71,479	14,219	(52,423)
Other current assets	(6,574)	(4,732)	(13,178)	(12,229)
Accounts payable and accrued liabilities	(812)	10,631	(69,522)	(8,649)
Net cash provided by operating activities	266,828	437,780	794,263	1,021,686
Cash flows from investing activities:
Capital expenditures	(252,407)	(303,268)	(751,004)	(648,149)
Acquisition of oil and gas properties	(227,984)	(1,692)	(278,434)	(17,006)
Proceeds from sales of assets	549,333	4,723	551,446	9,313
Cash paid for settlement of contingent consideration arrangement	—	—	—	(19,171)
Other, net	(1,212)	4,788	(2,850)	13,497
Net cash provided by (used in) investing activities	67,730	(295,449)	(480,842)	(661,516)
Cash flows from financing activities:
Borrowings on credit facility	1,105,000	811,000	2,629,500	2,535,000
Payments on credit facility	(1,237,000)	(954,000)	(2,736,500)	(2,684,000)
Issuance of 7.5% Senior Notes due 2030	—	—	—	600,000
Redemption of 8.25% Senior Notes due 2025	(187,238)	—	(187,238)	—
Redemption of 6.125% Senior Notes due 2024	—	—	—	(467,287)
Redemption of 9.0% Second Lien Senior Secured Notes due 2025	—	—	—	(339,507)
Payment of deferred financing costs	(510)	(1,081)	(560)	(11,623)
Cash paid to repurchase common stock	(14,980)	—	(14,980)	—
Other, net	(24)	—	(3,582)	1,715
Net cash used in financing activities	(334,752)	(144,081)	(313,360)	(365,702)
Net change in cash and cash equivalents	(194)	(1,750)	61	(5,532)
Balance, beginning of period	3,650	6,100	3,395	9,882
Balance, end of period	$3,456	$4,350	$3,456	$4,350

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended September 30, 2023.

Operating Results
The following table presents summary information for the periods indicated:

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Total production
Oil (MBbls)
Permian	5,310	4,671	4,567
Eagle Ford	28	1,066	1,545
Total oil	5,338	5,737	6,112

Natural gas (MMcf)
Permian	11,644	10,409	9,041
Eagle Ford	44	1,292	1,616
Total natural gas	11,688	11,701	10,657

NGLs (MBbls)
Permian	2,069	1,816	1,702
Eagle Ford	6	229	283
Total NGLs	2,075	2,045	1,985

Total production (MBoe)
Permian	9,320	8,222	7,776
Eagle Ford	41	1,510	2,097
Total barrels of oil equivalent	9,361	9,732	9,873

Total daily production (Boe/d)
Permian	101,292	90,359	84,517
Eagle Ford	449	16,589	22,799
Total barrels of oil equivalent	101,741	106,948	107,316
Oil as % of total daily production	57%	59%	62%

Average realized sales price (excluding impact of settled derivatives)
Oil (per Bbl)
Permian	$82.19	$73.45	$94.19
Eagle Ford	79.61	73.80	94.31
Total oil	$82.18	$73.52	$94.22

Natural gas (per Mcf)
Permian	$2.13	$1.15	$7.53
Eagle Ford	4.82	1.93	8.01
Total natural gas	$2.14	$1.23	$7.60

NGL (per Bbl)
Permian	$22.25	$20.14	$34.12
Eagle Ford	74.33	17.72	33.49
Total NGL	$22.40	$19.87	$34.03

Average realized sales price (per Boe)
Permian	$54.43	$47.63	$71.54
Eagle Ford	70.41	56.44	80.18
Total average realized sales price	$54.50	$49.00	$73.37

Average realized sales price (including impact of settled derivatives)
Oil (per Bbl)	$80.66	$74.16	$81.82
Natural gas (per Mcf)	2.08	2.08	4.86
NGLs (per Bbl)	22.23	19.87	34.03
Total average realized sales price (per Boe)	$53.52	$50.40	$62.74

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Revenues (in thousands)(a)
Oil
Permian	$436,436	$343,106	$430,145
Eagle Ford	2,229	78,669	145,707
Total oil	$438,665	$421,775	$575,852

Natural gas
Permian	$24,833	$11,934	$68,075
Eagle Ford	212	2,489	12,943
Total natural gas	$25,045	$14,423	$81,018

NGLs
Permian	$46,043	$36,570	$58,069
Eagle Ford	446	4,059	9,479
Total NGLs	$46,489	$40,629	$67,548

Total revenues
Permian	$507,312	$391,610	$556,289
Eagle Ford	2,887	85,217	168,129
Total revenues	$510,199	$476,827	$724,418

Additional per Boe data
Sales price (b)
Permian	$54.43	$47.63	$71.54
Eagle Ford	70.41	56.44	80.18
Total sales price	$54.50	$49.00	$73.37

Lease operating expense
Permian	$7.91	$7.42	$7.55
Eagle Ford	(3.90)	10.44	8.31
Total lease operating expense	$7.85	$7.89	$7.71

Production and ad valorem taxes
Permian	$3.26	$2.40	$4.27
Eagle Ford	4.51	3.29	4.79
Total production and ad valorem taxes	$3.27	$2.54	$4.38

Gathering, transportation and processing
Permian	$2.92	$2.97	$3.06
Eagle Ford	1.12	1.94	1.80
Total gathering, transportation and processing	$2.91	$2.81	$2.79

Operating margin
Permian	$40.34	$34.84	$56.66
Eagle Ford	68.68	40.77	65.28
Total operating margin	$40.47	$35.76	$58.49

Depletion, depreciation and amortization	$14.81	$13.09	$13.16
General and administrative	$3.13	$3.06	$2.46
Adjusted G&A
Cash component (c)	$2.71	$2.68	$2.28
Non-cash component	$0.42	$0.42	$0.39

(a)Excludes sales of oil and gas purchased from third parties.
(b)Excludes the impact of settled derivatives.
(c)Excludes the change in fair value and amortization of share-based incentive awards.

Commodity Derivatives

Three Months Ended
September 30, 2023
Loss on oil derivatives	$54,446
Gain on natural gas derivatives	(2,315)
Loss on NGL derivatives	2,933
Loss on commodity derivative contracts	$55,064

Three Months Ended
September 30, 2023
Cash received on oil derivatives	$1,680
Cash paid on natural gas derivatives	(560)
Cash paid on NGL derivatives	(92)
Cash received for commodity derivative settlements, net	$1,028
Non-GAAP Financial Measures
Adjusted Income, Adjusted EBITDAX and Unhedged Adjusted EBITDAX. The following tables present and reconcile the Company’s adjusted income, adjusted EBITDAX and unhedged adjusted EBITDAX to net income (loss):

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
	(In thousands except per share data)
Net income (loss)	$119,484	($107,896)	$502,039
(Gain) loss on derivative contracts	55,804	(5,941)	(134,850)
Gain (loss) on commodity derivative settlements, net	(9,196)	13,663	(105,006)
Non-cash expense related to share-based awards	3,955	3,688	1,741
Impairment of oil and gas properties	—	406,898	—
Gain on sale of oil and gas properties	(20,570)	—	—
Merger, integration and transaction	4,925	1,543	—
Other expense	3,220	54	2,861
Gain on extinguishment of debt	(1,238)	—	—
Tax effect on adjustments above (a)	(7,749)	(88,180)	49,403
Change in valuation allowance	(24,690)	(100,749)	(102,755)
Adjusted income	$123,945	$123,080	$213,433

Net income (loss) per diluted share	$1.75	($1.74)	$8.11
Adjusted income per diluted share	$1.82	$1.99	$3.45

Basic weighted average common shares outstanding	67,931	61,856	61,703
Diluted weighted average common shares outstanding (GAAP)	68,083	61,856	61,870
Effect of potentially dilutive instruments	—	55	—
Adjusted diluted weighted average common shares outstanding	68,083	61,911	61,870
(a)Calculated using the federal statutory rate of 21%.

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
	(In thousands)
Net income (loss)	$119,484	($107,896)	$502,039
(Gain) loss on derivative contracts	55,804	(5,941)	(134,850)
Gain (loss) on commodity derivative settlements, net	(9,196)	13,663	(105,006)
Non-cash expense related to share-based awards	3,955	3,688	1,741
Impairment of oil and gas properties	—	406,898	—
Gain on sale of oil and gas properties	(20,570)	—	—
Merger, integration and transaction	4,925	1,543	—
Other expense	3,220	54	2,861
Income tax (benefit) expense	509	(156,212)	3,383
Interest expense	43,149	47,239	46,929
Depreciation, depletion and amortization	138,598	127,348	129,895
Exploration	3,588	1,882	2,942
Gain on extinguishment of debt	(1,238)	—	—
Adjusted EBITDAX	$342,228	$332,266	$449,934
Add: (Gain) loss on commodity derivative settlements, net	9,196	(13,663)	105,006
Unhedged adjusted EBITDAX	$351,424	$318,603	$554,940
Adjusted Free Cash Flow. The following table presents and reconciles the Company’s adjusted free cash flow to net cash provided by operating activities:

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
	(In thousands)
Net cash provided by operating activities	$266,828	$279,522	$437,780
Changes in working capital and other	26,344	11,188	(69,388)
Changes in accrued hedge settlements	(10,224)	638	40,590
Merger, integration and transaction	4,925	1,543	—
Cash flow from operations before net change in working capital	287,873	292,891	408,982

Capital expenditures	252,407	293,697	303,268
Increase (decrease) in accrued capital expenditures	(12,872)	(13,083)	(42,247)
Capital expenditures before accruals	239,535	280,614	261,021

Adjusted free cash flow	$48,338	$12,277	$147,961
Adjusted G&A. The following table reconciles G&A to Adjusted G&A - cash component (in thousands):

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
G&A	$29,339	$29,768	$24,253
Change in the fair value of liability share-based awards (non-cash)	(49)	393	2,151
Adjusted G&A – total	29,290	30,161	26,404
Equity settled, share-based compensation (non-cash)	(3,906)	(4,081)	(3,892)
Adjusted G&A – cash component	$25,384	$26,080	$22,512

Adjusted Total Revenue. The following table presents and reconciles adjusted total revenue to total operating revenues, which excludes revenue from sales of commodities purchased from a third-party:

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
	(In thousands)
Operating revenues
Oil	$438,665	$421,775	$575,852
Natural gas	25,045	14,423	81,018
NGLs	46,489	40,629	67,548
Total operating revenues	$510,199	$476,827	$724,418
Impact of settled derivatives	(9,196)	13,663	(105,006)
Adjusted total revenue	$501,003	$490,490	$619,412
Net Debt. The following table presents and reconciles the Company’s net debt to total debt:

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(In thousands)
Long-term debt	$1,948,619	$2,268,116	$2,204,514	$2,241,295	$2,373,358
Unamortized premiums, discount, and deferred loan costs, net	18,164	17,905	$18,807	19,726	20,663
Adjusted long-term debt	$1,966,783	$2,286,021	$2,223,321	$2,261,021	$2,394,021
Less: Cash and cash equivalents	3,456	3,650	$3,370	3,395	4,350
Net debt	$1,963,327	$2,282,371	$2,219,951	$2,257,626	$2,389,671

Non-GAAP Financial Measures
These supplemental tables present non-GAAP financial measures such as “adjusted free cash flow,” “adjusted EBITDAX,” “unhedged adjusted EBITDAX,” “adjusted income,” “adjusted income per diluted share,” “adjusted total revenue,” “adjusted G&A,” “adjusted G&A - cash component,” and “net debt.” These measures, detailed below, are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and posted on our website.
•Adjusted free cash flow is a supplemental non-GAAP measure that is defined by the Company as net cash provided by operating activities before net change in working capital, changes in accrued hedge settlements, merger, integration and transaction expense, and other income and expense less capital expenditures before increase (decrease) in accrued capital expenditures. We believe adjusted free cash flow provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted free cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity.
•Callon calculates adjusted EBITDAX as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization, (gains) losses on derivative instruments excluding net settled derivative instruments, (gain) loss on sale of oil and gas properties, impairment of oil and gas properties, non-cash share-based compensation expense, exploration expense, merger, integration and transaction expense, (gain) loss on extinguishment of debt, and certain other expenses. Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance or ability to meet our future debt service, capital expenditures and working capital requirements. Because adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Callon calculates unhedged adjusted EBITDAX as adjusted EBITDAX, as defined above, excluding the impact of net settled derivative instruments. Unhedged adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that unhedged adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance without the impact of our settled derivative instruments. Because unhedged adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the unhedged adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Adjusted income and adjusted income per diluted share are supplemental non-GAAP measures that Callon believes are useful to investors because they provide readers with a meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. These measures exclude the net of tax effects of these items and non-cash valuation adjustments, which are detailed in the reconciliation provided. Adjusted income and adjusted income per diluted share are not measures of financial performance under GAAP. Accordingly, neither should be considered as a substitute for net income (loss), operating income (loss), or other income data prepared in accordance with GAAP. However, the Company believes that adjusted income and adjusted income per diluted share provide additional information with respect to our performance. Because adjusted income and adjusted income per diluted share exclude some, but not all, items that affect net income (loss) and may vary among companies, the adjusted income and adjusted income per diluted share presented above may not be comparable to similarly titled measures of other companies.
•Callon believes that the non-GAAP measure of adjusted total revenue (which is revenue including the gain or loss from the settlement of derivative contracts) is useful to investors because it provides readers with a revenue value more comparable to other companies who engage in price risk management activities through the use of commodity derivative instruments and reflects the results of derivative settlements with expected cash flow impacts within total revenues.
•Adjusted G&A is a supplemental non-GAAP financial measure that excludes non-cash incentive share-based compensation valuation adjustments and adjusted G&A - cash component further excludes equity settled, share-based compensation expenses. Callon believes that the non-GAAP measure of adjusted G&A and adjusted G&A - cash component are useful to investors because they provide for greater comparability period-over-period. In addition, adjusted G&A - cash component provides a meaningful measure of our recurring G&A expense.

•Net debt is a supplemental non-GAAP measure that is defined by the Company as total debt excluding unamortized premiums, discount, and deferred loan costs, less cash and cash equivalents. Net debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. We believe this metric is useful to analysts and investors in determining the Company’s leverage position since the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt. This metric is sometimes presented as a ratio with Adjusted EBITDAX in order to provide investors with another means of evaluating the Company’s ability to service its existing debt obligations as well as any future increase in the amount of such obligations. This ratio is referred to by the Company as its leverage ratio.
•Adjusted diluted weighted average common shares outstanding is a non-GAAP financial measure which includes the effect of potentially dilutive instruments that, under certain circumstances described below, are excluded from diluted weighted average common shares outstanding, the most directly comparable GAAP financial measure. When a net loss exists, all potentially dilutive instruments are anti-dilutive to the net loss per common share and therefore excluded from the computation of diluted weighted average common shares outstanding. The effect of potentially dilutive instruments are included in the computation of adjusted diluted weighted average common shares outstanding for purposes of computing adjusted income per diluted share.